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                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 5

                                       TO

                          UNDERWRITING AGENCY AGREEMENT
                       DATED DECEMBER 1, 2001, AS AMENDED

     This AMENDMENT NO. 5 TO UNDERWRITING AGENCY AGREEMENT (this "Amendment") is made and entered into as of December 1, 2006, by and between Allied World Assurance Company, Ltd (the "Company") and IPCRe Underwriting Services Limited (the "Underwriting Agent").

                                   WITNESSETH:

     WHEREAS, the Company and the Underwriting Agent (each of the Company and the Underwriting Agent a "Party" and together the "Parties") have entered into an Underwriting Agency Agreement, dated as of December 1, 2001, as amended from time to time (the "Agreement"); and

     WHEREAS, the Company and the Underwriting Agent desire to further amend the Agreement in accordance with the terms and conditions contained herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Underwriting Agent agree as follows:

     1. It is hereby agreed that Section 13.1 of the Agreement be deleted in its entirety and the following be inserted in lieu thereof:

          "13.1 This Agreement shall terminate as of November 30, 2006 (the
               "Termination Date"), and the Company shall pay to the Underwriting Agent an early termination fee of $400,000, which shall be payable in three installments as follows:

               $250,000 payable on December 1, 2006;

               $75,000 payable on December 1, 2007; and

               $75,000 payable on December 1, 2008.

          Such fee so payable under this Section 13.1 is in addition to any Agency Commission due to the Underwriting Agent in accordance with
          Section 10 of the Agreement."

     2. It is hereby agreed that new Sections 13.4 and 13.5 shall be inserted as follows:

          "13.4 Notwithstanding Section 13.1 or any other provision contained in the Agreement, the Parties agree that, with effect from the Termination Date, the Underwriting Agent shall cease to perform any underwriting services on behalf of the Company save that in respect of Subject Business entered into prior to and existing as of the Termination Date, the Underwriting Agent shall continue to provide the services set out in Schedule A attached to this Amendment on behalf of the Company for a period of three years commencing on the Termination Date and ending on the third anniversary of the Termination Date (the "Extension Period").

          13.5 The Parties may by written agreement further extend the Extension Period for such period and on such terms as they may mutually agree."

     3. It is hereby agreed that the third sentence of Section 8.3 of the Agreement which reads "All Books and Records shall be delivered to the Companies upon termination of this Agreement." shall be deleted and the following be substituted therefor:

          "All such Books and Records shall be delivered to the Company upon expiration of the Extension Period or at such later date as may be mutually agreed by the Parties in writing."


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     4. Capitalized terms used herein but not otherwise defined shall have the meanings as respectively set forth in the Agreement.

     5. Except to the extent amended hereby, the Agreement, as previously amended, shall remain unmodified and in full force and effect in accordance with its terms.

     6. This Amendment may be executed in any number of counterparts which together shall constitute one and the same instrument.

For and on behalf of                    For and on behalf of
IPCRE UNDERWRITING SERVICES LIMITED     ALLIED WORLD ASSURANCE COMPANY, LTD


By: /s/ James P. Bryce                  By: /s/ S. Carmilani
    ---------------------------------       ------------------------------------
    James P. Bryce                          Scott Carmilani
    President & Chief Executive             President & Chief Executive Officer
    Officer


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SCHEDULE A

SERVICES TO BE PERFORMED BY THE UNDERWRITING AGENT IN RESPECT OF SUBJECT BUSINESS ENTERED INTO AND EXISTING AS AT THE TERMINATION DATE. REFERENCES TO SECTIONS BELOW ARE TO THE RESPECTIVE SECTIONS OF THE AGREEMENT.

1.   Section 4

2. Section 6.2 (only to the extent, if appropriate, to terminate or cancel policies and issue notices of cancellation)

3.   Section 6.3

4.   Section 6.5

5.   Section 7.1

6.   Section 7.2

7.   Section 7.3

8.   Section 7.4

9.   Section 7.5

10.  Section 7.6


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